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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

                             -----------------------

                         Date of Report: April 18, 1999

                           F & M BANCORPORATION, INC.
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             (Exact name of registrant as specified in its charter)

      Wisconsin                      000-14553                39-1365327
      ---------                      ---------                ----------
(State or other jurisdiction        (Commission            (I.R.S. Employer
   of incorporation)                File Number)          Identification No.)

ONE BANK AVENUE, KAUKAUNA, WISCONSIN                            54130
------------------------------------                            -----
(Address of principal executive offices)                      (Zip Code)




               Registrant's telephone number, including area code:
                                 (920) 766-1717
                                 --------------


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Item 5.           Other Matters

         F&M Bancorporation, Inc. ("F&M") has announced the execution of a definitive Agreement and Plan of Merger dated as of April 18, 1999 (the "Agreement") contemplating the acquisition of F&M by Citizens Banking Corporation ("Citizens"), a bank holding company headquartered in Flint, Michigan. The Agreement contemplates that, in the proposed merger transaction, F&M shareholders will receive 1.303 shares of Citizens common stock for each share of F&M common stock. The transaction is intended to qualify for tax-free reorganization treatment and pooling of interests accounting.

         In connection with the Agreement, F&M also granted to Citizens an option to purchase up to 3,097,908 shares of F&M common stock at $35.55 per share. The option is only exercisable in certain circumstances specified in the Option Agreement.

         Completion of the proposed merger is subject to regulatory and shareholder approvals, the satisfactory completion of a review of F&M's loan portfolio by Citizens, and other conditions set forth in the Agreement. Subject to these conditions, the parties expect that the transaction will be completed in the fourth quarter of 1999.


Item 7.           Financial Statements and Exhibits

         (c) Exhibits. See the Exhibit Index, following the signature to this Report, which Exhibit Index is incorporated herein by reference.




         The discussions of the potential future transaction, and the timing thereof, in this report are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Those forward-looking statements are subject to various risks and uncertainties which could cause actual results to differ materially from those anticipated. In particular, the timing and occurrence, or non-occurrence, of conditions to the transaction will affect these statements. Neither the completion of the transaction nor its timing can be assured nor can there be any assurance that any benefits of the transaction will be realized. In addition, the Company's periodic filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 1998, discuss a number of other factors which may affect F&M's future operations. Readers are urged to consider these factors carefully in evaluating the forward-looking statements.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   April 21, 1999                  /s/ John W. Johnson
                                        --------------------------------------
                                        John W. Johnson
                                        President and Chief Executive Officer




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                            F&M BANCORPORATION, INC.


                                  EXHIBIT INDEX

                                       to

                             FORM 8-K CURRENT REPORT

                           Dated as of April 18, 1999




     EXHIBIT
     NUMBER                            DESCRIPTION                                   FILED HEREWITH
     --------                    ------------------------                          ------------------
2.1                 Agreement and Plan of Merger dated as                                   X
                    of April 18, 1999 by and between F&M
                    and Citizens*


2.2                 Option Agreement dated as of April 18,                                  X
                    1999 by and between F&M and Citizens

-----------------
*     Excluding annexes, which will be furnished to the Commission upon request.



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